UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tejon Ranch Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts TEJON RANCH CO. 2024 Annual Meeting Vote by May 13, 2024 11:59 PM ET TEJON RANCH CO. BRETT BROWN 4436 LEBEC ROAD TEJON RANCH, CA 93243 V41722-P07600 You invested in TEJON RANCH CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2024. Get informed before you vote View the Notice and 2024 Proxy Statement, 2023 Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 14, 2024 9:00 AM PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TRC2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Steven A. Betts For 1b. Gregory S. Bielli For 1c. Anthony L. Leggio For 1d. Norman J. Metcalfe For 1e. Rhea Frawn Morgan For 1f. Geoffrey L. Stack For 1g. Daniel R. Tisch For 1h. Michael H. Winer For 2. Ratification of appointment of Deloitte & Touche LLP as the Company’s Independent Registered public accounting For firm for fiscal year 2024. 3. Advisory vote to approve named executive officer compensation. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.